USA MUTUALS/CARBON BEACH DEEP VALUE FUND Trading Symbols: Institutional Class Shares DEEPX Class A Shares (Not currently available for purchase) Summary Prospectus December 30, 2016

Before you invest, you may want to review the USA Mutuals/Carbon Beach Deep Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.usamutuals.com/literature_forms.  You may also obtain this information at no cost by calling 866-264-8783 or by sending an e-mail request to fundinfo@usamutuals.com.  The Fund’s prospectus and statement of additional information, both dated December 30, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and under “Shareholder Information—Sales Charge Reductions and Waivers” beginning on page 12 of the Fund’s Statutory Prospectus and “Purchase and Redemption of Shares—Class A Sales Charge Waivers” beginning on page 32 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Class A
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	5.75%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the shares redeemed within 12 months of purchase)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of purchases of $1,000,000 or more that are redeemed within 18 months of purchase)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Class A
Management Fees	1.50%	1.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	1.66%	1.66%
Total Annual Fund Operating Expenses	3.16%	3.41%
Less: Fee Waiver/Expense Reimbursement	-1.42%	-1.42%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.74%	1.99%

(1)	As the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year and include estimated acquired fund fees and expenses (“AFFE”) of 0.01%.
(2)	USA Mutuals Advisors, Inc. (the “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short positions, brokerage, AFFE, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.73% of average net assets of the Fund through December 30, 2017, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.73%. The current term of the agreement may only be terminated by the Board of Trustees. The Advisor shall be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, so long as such payments do not exceed the lesser of the expense cap in place at the time of the waiver or the expense cap in place at the time of recoupment.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Institutional Class	$176	$839
Class A	$764	$1,435

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund has not yet commenced operations, there is no portfolio turnover information to provide at this time.

Principal Investment Strategies
The Advisor has hired Carbon Beach Asset Management, LLC (“Carbon Beach” or the “Sub-Advisor”) as the Fund’s sub-advisor.  The Sub-Advisor has discretion to purchase, manage and sell portfolio securities for the Fund’s investment portfolio, subject to the Fund’s investment objective, policies and limitations.

Under normal market conditions, the Fund, a diversified investment company, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of undervalued small-, medium- and large-capitalization companies undergoing transformative corporate events, including announced mergers and acquisitions, spin-offs and split-offs, financial or strategic restructurings, management changes and other catalysts.  The Sub-Advisor defines a company as undervalued if it possesses a low price relative to fundamental ratios, including book value, earnings or cash flow.  The Fund will make long and short investments in U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).  The Fund's investment in equity securities may include common stock, preferred stock, and securities convertible into common stock, non-convertible preferred stock and depositary receipts.

The Sub-Advisor uses a bottom-up, fundamental research process that identifies companies with a combination of characteristics that have been shown to generate above-average returns, including: 1) stock price relative to company fundamentals, 2) balance-sheet liquidity, 3) earnings quality, 4) net stock repurchases and dividend payments, and 5) decreases in company debt.  The Sub-Advisor determines a company has balance-sheet liquidity when it possesses current assets sufficient to meet its short-term obligations.  In selecting securities for the Fund, the Sub-Advisor examines a variety of data sources, including regulatory and legal filings, press releases, and industry, trade, and financial media.

The Fund will also participate in arbitrage and certain options strategies in an attempt to generate incremental returns.  These strategies may be used for both speculative and hedging purposes, may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

The Sub-Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  The Sub-Advisor determines it is appropriate to sell a security when it is deemed to be overvalued, if the fundamental risk increases or if it is no longer required for arbitrage or hedging purposes.

During unfavorable market conditions the Fund seeks to limit its net-long equity exposure.  The Fund may hedge its net-long equity exposure under unfavorable market conditions using an index exchanged-traded fund (“ETF”) or futures short sale.

The Fund will invest in securities that meet the Fund’s investment objective and policies. However, if the Sub-Advisor cannot identify such securities, for cash management purposes, the Fund may hold up to 50% of its net assets in cash or similar short-term, high-quality debt securities.  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Principal Risks
The risks associated with an investment in the Fund can increase during times of significant market volatility.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  Investments in the Fund are subject to the following principal risks:

•	Stock Market Risk. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. Investments are subject to market risk, which may cause the value of the Fund’s investment to decline.
•	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•	Management Risk. Investment strategies employed by the Sub-Advisor, in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.
•	Asset Allocation Risk. Asset allocation to a particular strategy may not reflect actual market movement or the effect of economic conditions.
•	Small and Medium Capitalization Companies Risk. Investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure could increase the volatility of the Fund’s portfolio. The Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity.
•	Large Capitalization Companies Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors and may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•	Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks and the intrinsic value of a value stock may not be recognized by the broad market. The Sub-Advisor defines a company as undervalued if it possesses a low price relative to fundamental ratios including book value, earnings or cash flow.
•	Event Driven Risk. Investments in companies that the Sub-Advisor expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.
•	Convertible Securities Risk. Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.
•	ADR Risk. Sponsored ADRs have less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards while unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is even less information publicly- available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.
•	Exchange-Traded Funds Risk. ETFs bear the risk that the market price of an ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.
•	Derivatives Risk. Investing in derivatives, specifically call and put options, to reduce Fund volatility may subject the Fund to losses if the derivatives do not perform as expected.
•	Options Risk. Options may be more volatile than direct investments in the underlying securities, involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.
•	Short Selling Risk. If the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.
•	Government-Sponsored Entities Risk. There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available on the Fund’s website at www.usamutuals.com.

Investment Advisor and Sub-Advisor
USA Mutuals Advisors, Inc. is the Fund’s investment advisor. Carbon Beach Asset Management, LLC, is the Fund’s sub-advisor.

Portfolio Managers
Mr. Tobias Carlisle and Mr. Colin Macintosh, portfolio managers for the Sub-Advisor, have been the portfolio managers primarily responsible for the day-to-day management of the Fund since the Fund commenced operations in December, 2016.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.